Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER REGARDING FACTS
AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, David H. Hughes, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Hughes Supply, Inc., and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K for the fiscal year ended January 25, 2002 of Hughes Supply, Inc.;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Hughes Supply, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ DAVID H. HUGHES	Subscribed and sworn to before me this 12th day of September 2002
David H. Hughes September 12, 2002

/s/ BENJAMIN P. BUTTERFIELD
Notary Public

My Commission Expires:
April 18, 2003
No. CC0827421

I, J. Stephen Zepf, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Hughes Supply, Inc., and, except as corrected or supplemented in a subsequent covered report:

•
no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•
no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K for the fiscal year ended January 25, 2002 of Hughes Supply, Inc.;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Hughes Supply, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ J. STEPHEN ZEPF	Subscribed and sworn to before me this 12th day of September 2002
J. Stephen Zepf September 12, 2002

/s/ BENJAMIN P. BUTTERFIELD
Notary Public

My Commission Expires:
April 18, 2003
No. CC0827421